                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - AUGUST 30, 2002
                             COMMISSION FILE NUMBER
                                    000-25313

                               AGEMARK CORPORATION
        (EXACT NAME OF SMALL BUSINESS ISSUER AS SPECIFIED IN ITS CHARTER)

                        NEVADA                          94-32701689
            (STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER
            INCORPORATION OR ORGANIZATION)           IDENTIFICATION NO.)



                2614 Telegraph Avenue, Berkeley, California 94704
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

         ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE: (510) 548-6600

AGEMARK CORPORATION
FORM 8-K

TABLE OF CONTENTS

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On August 30, 2002, Agemark Corporation (the "Company") completed the sale of certain assets and liabilities related to the ownership and operation of its 85-bed assisted living facility located in Cumberland, MD (the "Kensington Algonquin"). Previously, on July 1, 2002, the Company sold its interest in the CountryHouse, LLC joint venture, which operates a 22-bed Alzheimer's facility in Cumberland, MD. The members of the CountryHouse, LLC joint venture were the Company, Richard J. Westin and Jesse A. Pittore.

The Company sold its 25% member interest in the CountryHouse, LLC joint venture to its joint venture co-members Richard J. Westin and Jesse A. Pittore for $200,000. Mr. Westin is the chief executive officer and a director of the Company and Mr. Pittore is an officer and director of the Company. The purchase price was paid in cash and the transaction closed July 1, 2002.

Title to the Kensington Algonquin facility was transferred to Kensington Algonquin, LLC, a Nevada single member limited liability company, wholly owned by the Company in calendar year 2000 in anticipation of a financing transaction that was never consummated. Since that transfer the entity has been 100% owned by the Company. The form of the August 30, 2002 transaction was the sale of the Company's member interest to Richard J. Westin and Jesse A. Pittore for a price of $3,300,000. The Company received approximately $2,500,000 after credits for financing assumed and deferred maintenance, which funds were provided by a new first mortgage note secured by the facility. The funds received have since been used to repay secured debt, thereby extending the due date of the Company's secured indebtedness from September 30, 2002 to September 30, 2003.

As indicated above, the purchasers in these two transactions are affiliates of the Company. Both Richard J. Westin and Jesse A. Pittore are officers and directors of the Company. Their offers for these property interests of $200,000 and $3,300,000 were tested in an auction process that took place during the month of May, 2002. The auction was advertised in the national edition of the Wall Street Journal and the Baltimore Sun. These advertisements produced approximately 30 responses for additional information. Each of the respondents to the advertisements was sent additional information regarding the property and the auction process. No further interest in the property was expressed by any of these respondents. None of the respondents pursued the auction further by visiting the property or bidding on the property. The auction was held on June 5, 2002. The only bids made on the property were those by Messrs Westin and Pittore. The properties were sold to Messrs Westin and Pittore.

The purchase transaction consisted of the following elements:

Sales price                                                    $ 3,300,000
Credit for repair of elevator and renovation of kitchen           (200,000)
Debt assumed                                                      (550,000)
Taxes paid net of credits                                          (50,000)
                                                               -----------
Net proceeds                                                   $ 2,500,000
                                                               ===========

The dispositions are reflected in the Company's unaudited pro forma financial information filed as part of this report in Item 7.

ITEM 7. FINANCIAL STATEMENTS & EXHIBITS

The following exhibits are filed as part of this report:

      (a)   Not applicable

      (b)   Pro forma financial information (Schedule A)

      (c)   Exhibits

            10.9 Purchase Agreement dated May 1, 2002 by and between Jesse Pittore, Richard Westin and Agemark Corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AGEMARK CORPORATION

September 13, 2002                      ________________________________________
                                               Richard J. Westin,
                                            Chief Executive Officer


September 13, 2002                      ________________________________________
                                               James P. Tolley,
                                          Chief Financial Officer and
                                          Principal Accounting Officer

\                                  -SCHEDULE A-


On August 30, 2002, Agemark Corporation (the "Company") completed the sale of certain assets and liabilities related to the ownership and operation of its Cumberland, MD facility (the "Kensington Algonquin"). Previously, on July 1, 2002, the Company sold its interest in the CountryHouse, LLC joint venture, which also operates a facility in Cumberland, MD.

The Company sold its 25% member interest in the CountryHouse, LLC joint venture to its joint venture co-members Richard J. Westin and Jesse A. Pittore for $200,000. The purchase price was paid in cash and the transaction closed July 1, 2002.

The Company sold its interest in the Kensington Algonquin for a price of $3,300,000. The Company received approximately $2,500,000 after credits for financing assumed and deferred maintenance, which funds were provided by a new first mortgage note secured by the facility. The funds received have since been used to repay secured debt, thereby extending the due date of the Company's indebtedness from September 30, 2002 to September 30, 2003.

The purchase transaction consisted of the following elements:

Sales price                                                    $ 3,300,000
Credit for repair of elevator and renovation of kitchen           (200,000)
Debt assumed                                                      (550,000)
Taxes paid net of credits                                          (50,000)
                                                               -----------
 Net proceeds                                                  $ 2,500,000
                                                               ===========

The following statements of operations for the year ended September 30, 2001 and the nine months ended June 30, 2002 give effect to the sale of the interests in the CountryHouse, LLC joint venture and the Kensington Algonquin, LLC as if the transaction had occurred at the beginning of fiscal 2001 and 2002, respectively. The pro forma balance sheet as of June 30, 2002 gives effect to the sale of the interests in the CountryHouse, LLC joint venture and the Kensington Algonquin, LLC as if the transaction had occurred as of that date and the proceeds had been used to pay secured indebtedness.

The proforma financial data presented herein is based on management's estimate of the effects of the sales based on currently available information and certain assumptions the Company believes are reasonable. The Company does not expect the receipt of additional information regarding these transactions to have a material effect on the pro forma financial data. The pro forma statements of operations for the year ended September 30, 2001 and the nine months ended June 30, 2002 and the pro forma balance sheet as of June 30, 2002 are unaudited, but in the opinion of management, include all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the results of operations and financial position for the periods presented.

The pro forma statements of operations for the year ended September 30, 2001 and the nine months ended June 30, 2002, and the pro forma balance sheet as of June 30, 2002 are not necessarily indicative of the results of operations or financial position that actually would have been achieved had the transactions described been consummated as of the dates indicated, or that may be achieved in the future.


                               AGEMARK CORPORATION

                             PRO FORMA BALANCE SHEET

                                  JUNE 30, 2002
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                      (Unaudited)
                                      As Reported    Pro Forma            Pro Forma
                                      Per 10-QSB     Adjustments         As Adjusted
                                      ----------     -----------         -----------
ASSETS
Cash and cash equivalents             $      398   $     152 (1)(2)(3)      $ 550
Property and equipment, net               18,887      (3,713)(1)           15,174
Property held for sale                       280                              280
Investment in joint venture                  102        (102)(2)                0
Other assets                                 506         (30)(1)              476
                                      ----------   ---------             --------
                Total assets          $   20,173   $  (3,693)            $ 16,480
                                      ==========   =========             ========

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES

Accounts payable and accrued
   liabilities                        $     2,143  $   (207)(1)(3)       $  1,936
Notes payable                              15,077     (2,978)(1)(3)        12,099
Capitalized lease obligations                  39                              39
                                      -----------  ---------             --------

                Total liabilities     $    17,259  $  (3,185)            $ 14,074
                                      -----------  ---------             --------

STOCKHOLDERS' EQUITY

Common stock, stated value $.001,
20,000,000 shares authorized,
1,109,481 shares issued and
outstanding                           $         1  $                     $      1
Additional paid in capital                  7,140                           7,140
Unearned compensation                        (214)                           (214)
Stock notes receivable                       (204)                           (204)
Accumulated deficit                        (3,809)      (508)(1)(2)        (4,317)
                                      -----------  ---------             --------

         Total stockholders' equity   $     2,914  $    (508)            $  2,406
                                      -----------  ---------             --------
Total liabilities and stockholders'
 equity                               $    20,173  $  (3,693)            $ 16,480
                                      ===========  =========             ========

                               AGEMARK CORPORATION
                        PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2001
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                             As Reported      Pro Forma      Pro Forma
                                                             Per 10-KSB     Adjustments    As Adjusted
                                                             ----------     -----------    -----------
Revenue

          Property gross revenue                              $ 10,520     $ (1,547)(1)      $    8,973
          Interest forgiven                                        374                             374
          Other income                                              66                              66
                                                              --------     ------------      ---------
                      Total revenue                           $ 10,960     $     (1,547)     $  9,413

Expenses

          Property operating expenses                         $  8,960     $     (1,240)(1)      7,720
          Administrative and overhead expenses                     734                             734
          Stock option compensation                                210                             210
          Interest expense                                       1,002                           1,002
          Depreciation                                             615             (107)(1)        508
                                                              --------     ------------      ---------
                      Total expenses                          $ 11,521     $     (1,346)     $  10,175
                                                              --------     ------------      ---------
                                                              $   (561)    $       (200)(1)  $    (761)

Loss on disposition of property                                   (626)                           (626)
Loss from write down of long lived assets                         (642)                           (642)
Equity in net income (loss) of joint venture                        13             (13)(2)           0
                                                              --------     ------------      ---------

                      (Loss) before income taxes              $ (1,816)    $       (213)     $  (2,029)
Income tax expense                                                 445                             445
                                                              --------     ------------      ---------
                      Net (loss)                              $ (2,261)    $       (213)     $  (2,474)
                                                              ========     ============      =========
                      Basic (loss) per common share           $  (2.26)    $      (0.21)     $   (2.47)
                                                              ========     ============      =========

                               AGEMARK CORPORATION
                        PRO FORMA STATEMENT OF OPERATIONS
                         Nine Months Ended June 30, 2002
                        (In thousands except share data)

                                                                    (Unaudited)
                                                                    As Reported     Pro Forma       Pro Forma
                                                                     Per 10-QSB     Adjustments     As Adjusted
                                                                    -----------     -----------     -----------
Revenue
          Property gross revenue                                    $     8,006     $   (1,263)(1)  $     6,743
          Other income                                                        7                               7
                                                                    -----------     ----------      -----------
                                                                    $     8,013     $   (1,263)     $     6,750
                                  Total revenue

Expenses
          Property operating expenses                               $     6,423     $     (929)(1)  $     5,494
          Administrative and overhead expenses                              511                             511
          Stock option compensation                                         160                             160
          Interest expense                                                  767            (41)(1)          726
          Depreciation                                                      457            (86)(1)          371
                                                                    -----------     ----------      -----------

                                  Total expenses                    $     8,318     $   (1,057)     $     7,261
                                                                    -----------     ----------      -----------

                                                                    $      (305)    $     (206)     $      (511)

Equity in net income (loss) of joint venture                                 17            (17)(2)            0
                                                                    -----------     ----------      -----------

                                  Net (loss)                        $      (288)    $     (223)     $      (511)
                                                                    ===========     ==========      ===========

                                  Basic (loss) per common share     $     (0.30)    $    (0.23)     $     (0.53)
                                                                    ===========     ==========      ===========

Pro Forma Adjustments

      (1) Reflects the sale of the Company's interest in the Kensington Algonquin facility.

      (2) Reflects the sale of the Company's interest in the CountryHouse, LLC joint venture.

      (3) Reflects the payment of $2,500,000 to retire secured debt and accrued interest.